CONTACT: U.S. Physical Therapy, Inc. Nchacha Etta, Chief Financial Officer email: netta@usph.com (713) 297-7000

Three Part Advisors Joe Noyons (817) 778-8424
USPH Reports Third Quarter 2026 Results,
Record High Visits and Revenue Per Visit

Houston, TX, November 4, 2026 – U.S. Physical Therapy, Inc. (“USPH” or the “Company”) (NYSE, NYSE Texas: USPH), a national operator of outpatient physical therapy clinics and provider of industrial injury prevention services (“IIP”), today reported results for the three and nine months ended September 30, 2026.

•
Total net revenue was $223 million for the third quarter ended September 30, 2026 (“Q3 2026”), a 13% increase over the third quarter ended September 30, 2025 (“Q3 2025”).
•
Net income attributable to USPH shareholders was $11 million for Q3 2026 compared to $13 million for Q3 2025. The Company reported loss per share of $1.04 in Q3 2026 compared to earnings per share of $0.48 in Q3 2025. Included in pretax income for Q3 2026 was a $0.1 million loss on change in fair value of contingent earn out consideration compared to a gain of $6 million in Q3 2025. Under GAAP, changes in the value of redeemable noncontrolling interests, representing our partners’ ownership stakes in subsidiaries not fully owned by USPH, are excluded from net income but are included in the calculation of earnings per share. Improving performance increases the value of these ownership interests, which has a dilutive effect on earnings per share.
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Adjusted net income (1)(2) was $12 million for Q3 2026 compared to $10 million for Q3 2025. Adjusted earnings per share (1)(2) was $0.80 in Q3 2026 compared to $0.66 in Q3 2025.
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Adjusted EBITDA (1) was $28 million for Q3 2026 compared to $24 million for Q3 2025.
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The Company’s Board of Directors declared a quarterly dividend of $0.46 to be payable on December 11, 2026, to shareholders of record on November 16, 2026, consistent with the Company’s longstanding practice of delivering value to shareholders.
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Through the end of Q3 2026, the Company successfully integrated all 72 clinics under the two previously announced hospital affiliation agreements.
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(1)
These are non-GAAP measures. Please refer to the section titled “Reconciliation of Non-GAAP Measures to the Most Directly Comparable GAAP Measure” for the definition and reconciliation of non-GAAP measures to the most directly comparable GAAP measure.
(2)
Adjusted net income and adjusted earnings per share were previously labeled operating results and operating results per share, respectively.

Chris Reading, Chairman and Chief Executive Officer commented, “We are pleased with the strong financial performance delivered in the third quarter 2026. The year-over-year EBITDA improvement reflects the initial benefit of the completed rollout of our first two hospital affiliations. The 72 clinics operating under hospital affiliation agreements generated $25 million in revenue in Q3, and we expect this number to increase significantly as referral volumes rise, additional clinics are incorporated into existing agreements, and our pipeline of hospital prospects results in new affiliations.”
Mr. Reading continued, “Cost pressures from our self-insured employee medical program continued in Q3. As a result, we implemented expense control efforts that partially mitigated these overages during the quarter and will benefit future periods.  I want to thank our partners, clinicians, and support staff for their efforts on all fronts as we work to close out 2026, accelerate into 2027, and provide the outstanding patient service for which we are known.”

Q3 2026 compared to Q3 2025

•
Physical therapy net revenue was $190 million for Q3 2026, a 13% increase compared to Q3 2025, including a 6% increase in mature revenue (1).
•
Patient visits (1) were 1.7 million for Q3 2026, an 8% increase compared to Q3 2025, with average daily visits per clinic (1) of 33 for Q3 2026 compared to 32 for Q3 2025.
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Physical therapy net revenue per patient visit (1) was $111 for Q3 2026, a $5 increase compared to Q3 2025.
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Physical therapy margin was 19% in each of Q3 2026 and Q3 2025. Adjusted physical therapy margin (2) was 19% in Q3 2026, up 150 basis points compared to Q3 2025. Q3 2026 results reflect higher company-provided health benefit costs compared to a favorable experience in Q3 2025, representing approximately 150 basis points of margin headwind.
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IIP revenue was $33 million for Q3 2026, a 14% increase compared to Q3 2025. Excluding the IIP acquisition on January 31, 2026, IIP revenue increased 8%.
•
IIP margin was 22% for Q3 2026 compared to 20% for Q3 2025.
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Corporate expense as a percentage of total revenue was 8% in Q3 2026 compared to 9% in Q3 2025. Adjusted corporate expense (2) as a percentage of total revenue was 8% in Q3 2026 compared to 9% in Q3 2025.
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The Company added 21 and closed three locations during Q3 2026, bringing the location count (1) to 799 as of September 30, 2026.

Nine Months ended September 30, 2026, compared to Nine Months ended September 30, 2025

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Total net revenue was $635 million for nine months ended September 30, 2026 (“YTD 2026”), a 10% increase over the nine months ended September 30, 2025 (“YTD 2025”).
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Physical therapy net revenue was $540 million for YTD 2026, a 10% increase compared to YTD 2025, including a 4% increase in mature revenue (1).
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Patient visits (1) were 4.9 million for the YTD 2026, a 7% increase compared to YTD 2025, with average daily visits per clinic (1) of 33 for YTD 2026 compared to 32 for the YTD 2025.
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Physical therapy net revenue per patient visit (1) was $108 for YTD 2026, a $3 increase compared to YTD 2025.
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Physical therapy margin and adjusted physical therapy margin (2) were 18% for YTD 2026 compared to 19% for YTD 2025, respectively. YTD 2026 results include the unfavorable impact of company-provided health benefit costs compared to a favorable impact in YTD 2025, impacting margins by approximately 100 basis points.
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IIP revenue was $95 million for YTD 2026, a 12% increase compared to YTD 2025. Excluding the IIP acquisition made on January 31, 2026, IIP revenue increased 7%.
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IIP margin was 21% for YTD 2026 compared to 20% for YTD 2025.
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Corporate expense as a percentage of total revenue was 9% in each of YTD 2026 and YTD 2025. Adjusted corporate expense (2) as a percentage of total revenue was 8% for YTD 2026 compared to 9% for YTD 2025.
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Net income attributable to USPH shareholders was $26 million for YTD 2026 compared to $35 million for YTD 2025 with loss per share of $0.90 compared to earnings per share of $1.85 for the same periods, respectively. Included in pretax income for Q3 2026 was a loss on change in fair value of contingent earn out consideration of $3 million versus a gain of $11 million in Q3 2025.
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Adjusted net income (2)(3) was $30.2 million for YTD 2026 compared to $29.7 million for YTD 2025, with adjusted earnings per share (2)(3) of $2.01 compared to $1.96 for the same periods, respectively.
•
Adjusted EBITDA (2) was $75 million for YTD 2026 compared to $70 million for YTD 2025.
 __________________________
(1)
See “Glossary of Terms” for the definition.
(2)
These are non-GAAP measures. Please refer to the section titled “Reconciliation of Non-GAAP Measures to the Most Directly Comparable GAAP Measure” for the definition and reconciliation of non-GAAP measures to the most directly comparable GAAP measure.
(3)
Adjusted net income and adjusted earnings per share were previously labeled operating results and operating results per share, respectively.

BALANCE SHEET AND CASH FLOW

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Cash and cash equivalents were $38 million as of September 30, 2026, compared to $36 million as of December 31, 2025.  Borrowings under the Company’s credit facility were $247 million as of September 30, 2026, compared to $162 million as of December 31, 2025.
•
As previously announced, on September 22, 2026, the Company entered into a new interest rate swap agreement (“Swap”) with a $171 million initial notional value.  The Swap fixes the company’s term debt at 4.6% from June 30, 2027, to April 14, 2031.

Q3 2026 ACQUISITIONS

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On July 1, 2026, the Company acquired a 67% equity interest in a 12-clinic physical therapy practice for a purchase price of $16 million. The business currently generates $12 million in annual revenue and 0.1 million annual visits.

2026 FULL YEAR GUIDANCE

Management reaffirmed the Company’s full year 2026 adjusted EBITDA guidance of $102 million to $106 million.

CONFERENCE CALL INFORMATION

U.S. Physical Therapy’s management will host a conference call at 10:30 a.m. ET / 9:30 a.m. CT, on November 5, 2026, to discuss the Company’s financial results for the three and nine months ended September 30, 2026. Interested parties may participate in the call by dialing (800) 245-3047 (Primary) or (203) 518-9765 (Alternate) and conference ID of USPHQ326. Please call approximately 10 minutes before the call is scheduled to begin. To listen to the live call, go to the Company’s website at  www.usph.com at least 15 minutes early to register, download and install any necessary audio software. If you are unable to listen live, a playback of the conference call can be accessed until February 3, 2027, on the Company’s website.

FORWARD-LOOKING STATEMENTS

This press release contains statements that are considered to be forward-looking within the meaning under Section 21E of the Securities Exchange Act of 1934, as amended. These statements contain forward-looking information relating to the financial condition, results of operations, plans, objectives, future performance and business of our Company. These statements (often using words such as “believes”, “expects”, “intends”, “plans”, “appear”, “should” and similar words) involve risks and uncertainties that could cause actual results to differ materially from those we expect. Included among such statements may be those relating to new clinics, availability of personnel and the reimbursement environment. The forward-looking statements are based on our current views and assumptions and actual results could differ materially from those anticipated in such forward-looking statements as a result of certain risks, uncertainties, and factors, which include, but are not limited to:

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changes in Medicare rules and guidelines and reimbursement or failure of our clinics to maintain their Medicare certification and/or enrollment status;
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revenue we receive from Medicare and Medicaid being subject to potential retroactive reduction;
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changes in reimbursement rates or payment methods from third party payors including government agencies, and changes in the deductibles and co-pays owed by patients;
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private third-party payors for our services may adopt payment policies that could limit our future revenue and profitability;
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compliance with federal and state laws and regulations relating to the privacy of individually identifiable patient information, and associated fines and penalties for failure to comply;
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compliance with state laws and regulations relating to the corporate practice of medicine and fee splitting, and associated fines and penalties for failure to comply ;
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competitive, economic or reimbursement conditions in our markets which may require us to reorganize or close certain clinics and thereby incur losses and/or closure costs including the possible write-down or write-off of goodwill and other intangible assets;
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the impact of a termination of one or more of the Company’s hospital affiliated arrangements, which could have an adverse impact on revenue and the results of operations;
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the impact of future public health crises and epidemics/pandemics;
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certain of our acquisition agreements contain put rights related to a future purchase of significant equity interests in our subsidiaries or in a separate company;
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the impact of future vaccinations and/or testing mandates at the federal, state and/or local level, which could have an adverse impact on staffing, revenue, costs and the results of operations;
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our debt and financial obligations could adversely affect our financial condition, our ability to obtain future financing, and our ability to operate our business;
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changes as the result of government enacted national healthcare reform;
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the ability to control variable interest entities for which we do not have a direct ownership;
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business and regulatory conditions including federal and state regulations;
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governmental and other third party payor inspections, reviews, investigations and audits, which may result in sanctions or reputational harm and increased costs;
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revenue and earnings expectations;
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contingent consideration provisions in certain of our acquisition agreements, the value of which may impact future financial results;
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legal actions, which could subject us to increased operating costs and uninsured liabilities;
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general economic conditions, including but not limited to inflationary and recessionary periods;
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actual or perceived events involving banking volatility, defaults or other adverse developments that affect the U.S or the international financial systems, may result in market wide liquidity problems which could have a material and adverse impact on our available cash and results of operations;
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our business depends on hiring, training, and retaining qualified employees;
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availability and cost of qualified physical therapists;
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competitive environment in the industrial injury prevention services business, which could result in the termination or non-renewal of contractual service arrangements and other adverse financial consequences for that service line;
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our ability to identify and complete acquisitions, and the successful integration of the operations of the acquired businesses;
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impact on the business and cash reserves resulting from retirement or resignation of key partners and resulting purchase of their non-controlling interest (minority interests);
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maintaining our information technology systems with adequate safeguards to protect against cyber-attacks;
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a security breach of our or our third party vendors’ information technology systems may subject us to potential legal action and reputational harm and may result in a violation of the Health Insurance Portability and Accountability Act of 1996 of the Health Information Technology for Economic and Clinical Health Act;
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maintaining clients for which we perform management, industrial injury prevention related services, and other services, as a breach or termination of those contractual arrangements by such clients could cause operating results to be less than expected;
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maintaining adequate internal controls;
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use of generative artificial intelligence;
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maintaining necessary insurance coverage;
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availability, terms, and use of capital; and
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weather and other seasonal factors.

Many factors are beyond our control. Given these uncertainties, you should not place undue reliance on our forward-looking statements. For additional information regarding these and other risks and uncertainties, that could cause actual results to differ materially from those contained in our forward-looking statements, please refer to “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (“SEC”) on February 27, 2026 and any risk factors contained in subsequent quarterly and annual reports we file with the SEC. Our forward-looking statements represent our estimates and assumptions only as of the date of this report. Except as required by law, we are under no obligation to update any forward-looking statement as a result of new information, future events, or otherwise, except as required by law.

GLOSSARY OF TERMS

Mature revenue includes revenues from owned and hospital affiliated locations as well as homecare which were operational prior to January 1, 2025, and are still operating as of the balance sheet date. This metric excludes other management contracts.

Physical therapy revenue per patient visit is net revenue from owned and hospital affiliated clinics as well as homecare divided by total number of patient visits (defined below) during the periods presented. This metric excludes other management contracts.

Patient visits is the number of unique patient visits at the Company’s owned and hospital affiliated clinics as well as homecare for the periods presented.  This metric excludes other management contracts.

Average daily visits per clinic is patient visits at the Company’s owned and hospital affiliated clinics, divided by the number of days in which normal business operations were conducted during the periods presented and further divided by the average number of owned and hospital affiliated clinics in operation during the periods presented. This metric excludes homecare and other management contracts.

Location count includes owned and hospital affiliated clinics as well as other management contracts.  This metric excludes homecare.

ABOUT U.S. PHYSICAL THERAPY, INC.

Founded in 1990, U.S. Physical Therapy, Inc. owns and/or manages 799 outpatient physical therapy locations in 45 states. USPH locations provide preventative and post-operative care for a variety of orthopedic-related disorders and sports-related injuries, treatment for neurologically-related injuries and rehabilitation of injured workers. USPH also has an industrial injury prevention business which provides onsite services for clients’ employees including injury prevention and rehabilitation, performance optimization, post-offer employment testing, functional capacity evaluations, and ergonomic assessments.
More information about U.S. Physical Therapy, Inc. is available at www.usph.com. The information included on that website is not incorporated into this press release.

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025

Net patient revenue	$161,086	$164,024	$498,638	$480,754
Hospital affiliation revenue	25,039	-	30,603	-
Other revenue	36,433	33,108	105,661	97,510
Net revenue	222,558	197,132	634,902	578,264
Operating cost
Salaries and related costs	130,408	116,619	375,300	341,656
Rent, supplies, contract labor and other	41,471	36,115	118,888	104,086
Depreciation and amortization	5,870	5,495	17,148	16,776
Provision for credit losses	1,917	2,073	6,041	5,916
Clinic closure costs - lease and other	(140)	(42)	(202)	269
Total operating cost	179,526	160,260	517,175	468,703

Gross profit	43,032	36,872	117,727	109,561

Corporate office costs	17,827	17,414	55,106	51,135
Loss (gain) on change in fair value of contingent earn-out consideration	104	(5,872)	3,093	(11,484)
Operating income	25,101	25,330	59,528	69,910

Other (expense) income
Interest expense, debt and other	(3,583)	(2,408)	(9,587)	(7,109)
Interest income from investments	24	33	69	85
Change in revaluation of put-right liability	(599)	(663)	(404)	(1,406)
Equity in earnings of unconsolidated affiliate	346	361	1,118	1,155
Loss on extinguishment of debt	-	-	(124)	-
Gain (Loss) on sale of a partnership	110	-	110	(123)
Other	161	222	466	344
Total other expense	(3,541)	(2,455)	(8,352)	(7,054)

Income before taxes	21,560	22,875	51,176	62,856
Provision for income taxes	3,974	5,233	10,536	14,026
Net income	17,586	17,642	40,640	48,830
Less: Net income attributable to non-controlling interest:
Redeemable non-controlling interest - temporary equity	(5,806)	(3,790)	(12,400)	(9,716)
Non-controlling interest - permanent equity	(735)	(714)	(2,259)	(3,684)
	(6,541)	(4,504)	(14,659)	(13,400)
Net income attributable to USPH shareholders	$11,045	$13,138	$25,981	$35,430

Basic and diluted (loss) earnings per share attributable to USPH shareholders (1)	$(1.04)	$0.48	$(0.90)	$1.85
Shares used in computation - basic and diluted	14,928	15,204	15,052	15,178
Dividends declared per common share	$0.46	$0.45	$1.38	$1.35
____________________________________
(1)
Please refer to the section titled “Reconciliation of Non-GAAP Measures to the Most Directly Comparable GAAP Measure” of this press release for the calculation of basic and diluted (loss) earnings per share.

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(IN THOUSANDS)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025

Net income	$17,586	$17,642	$40,640	$48,830
Other comprehensive gain (loss):
Unrealized gain (loss) on cash flow hedge	1,221	(360)	1,675	(2,489)
Tax effect at statutory rate (federal and state)	(324)	92	(445)	636
Comprehensive income	$18,483	$17,374	$41,870	$46,977
Comprehensive income attributable to non-controlling interest	(6,541)	(4,504)	(14,659)	(13,400)
Comprehensive income attributable to USPH shareholders	$11,942	$12,870	$27,211	$33,577

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
SEGMENT INFORMATION

	Three Months Ended		Variance
	September 30, 2026	September 30, 2025	$	%
	(In thousands, except percentages)
Physical Therapy Operations
Net patient revenue	$161,086	$164,024	$(2,938)	(1.8)%
Hospital affiliation revenue	25,039	-	25,039	*
Other revenue (1)	3,414	4,086	(672)	(16.4)%
Net revenue	189,539	168,110	21,429	12.7%
Operating costs (1)	153,740	136,917	16,823	12.3%
Gross profit	$35,799	$31,193	$4,606	14.8%

IIP
Net revenue	$33,019	$29,022	$3,997	13.8%
Operating costs	25,786	23,343	2,443	10.5%
Gross profit	$7,233	$5,679	$1,554	27.4%

Financial and operating metrics (not in thousands):
Patient visits (2)	1,682,642	1,554,207	128,435	8.3%
Average daily visits per clinic (2)	33.4	32.2	1.2	3.7%
Physical therapy revenue per patient visit (2)	$110.61	$105.54	$5.07	4.8%
Mature revenue percent change (2)	6.4%	0.2%
Salaries and related costs, as a percentage of revenue (3)(4)	58.2%	58.2%
Adjusted salaries and related costs, as a percentage of revenue (3)(4)(5)	58.0%	58.2%
Physical therapy operations gross profit margin	18.9%	18.6%
Adjusted physical therapy operations gross profit margin (6)	19.1%	18.5%
IIP gross profit margin	21.9%	19.6%

(1) Includes revenues and/or costs related to other management contracts.
(2) See Glossary of terms for definition. The average number of clinic locations used in the calculation of average daily visits per clinic was 767 for Q3 2026 and 739 for Q3 2025.
(3) Beginning in the 2026 Second Quarter, the Company changed its salaries and related costs metric from cost-per-visit to percentage-of-revenue, which management believes is a more meaningful presentation. For hospital affiliated clinics, salaries and related costs reimbursements by hospital systems are recognized as revenue by USPH, supporting this presentation change. Prior period metrics have been revised to conform to the current presentation.

(4) Includes cost and revenue from physical therapy operations. Excludes costs and revenue from other management contracts.
(5) Excludes certain incentive costs related to Metro. See the section titled Reconciliation of non-GAAP Measures to the Most Directly Comparable GAAP Measure.
(6) Excludes certain incentive costs related to the Metro acquisition, and clinic closure costs. See the section titled Reconciliation of non-GAAP Measures to the Most Directly Comparable GAAP Measure.

* Not applicable

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
SEGMENT INFORMATION

	Nine Months Ended		Variance
	September 30, 2026	September 30, 2025	$	%
Physical Therapy Operations	(In thousands, except percentages)
Net patient revenue	$498,638	$480,754	$17,884	3.7%
Hospital affiliation revenue	30,603	-	30,603	*
Other revenue (1)	10,327	12,056	(1,729)	(14.3)%
Net revenue	539,568	492,810	46,758	9.5%
Operating costs (1)	441,801	399,933	41,868	10.5%
Gross profit	$97,767	$92,877	$4,890	5.3%

IIP
Net revenue	$95,334	$85,454	$9,880	11.6%
Operating costs	75,374	68,770	6,604	9.6%
Gross profit	$19,960	$16,684	$3,276	19.6%

Financial and operating metrics (not in thousands):
Patient visits (2)	4,887,480	4,556,768	330,712	7.3%
Average daily visits per clinic (2)	32.9	32.0	0.9	2.8%
Physical therapy revenue per patient visit (2)	$108.28	$105.50	$2.78	2.6%
Mature revenue percent change (2)	4.2%	0.2%
Salaries and related costs, as a percentage of revenue (3)(4)	58.6%	58.1%
Adjusted salaries and related costs, as a percentage of revenue (3)(4)(5)	58.4%	58.0%
Physical therapy operations gross profit margin	18.1%	18.8%
Adjusted physical therapy operations gross profit margin (6)	18.4%	19.0%
IIP gross profit margin	20.9%	19.5%

(1) Includes revenues and/or costs related to other management contracts.
(2) See Glossary of terms for definition. The average number of clinic locations used in the calculation of average daily visits per clinic was 759 for 2026 and 732 for 2025.
(3) Beginning in the 2026 Second Quarter, the Company changed its salaries and related costs metric from cost-per-visit to percentage-of-revenue, which management believes is a more meaningful presentation. For hospital affiliated clinics, salaries and related costs reimbursements by hospital systems are recognized as revenue by USPH, supporting this presentation change. Prior period metrics have been revised to conform to the current presentation.

(4) Includes cost and revenue from physical therapy operations. Excludes costs and revenue from other management contracts.
(5) Excludes certain incentive costs related to Metro. See the section titled Reconciliation of non-GAAP Measures to the Most Directly Comparable GAAP Measure.
(6) Excludes certain incentive costs related to the Metro acquisition, business acquisition costs and clinic closure costs. See the section titled Reconciliation of non-GAAP Measures to the Most Directly Comparable GAAP Measure.

* Not applicable

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL AND PERFORMANCE METRICS

Revenue Metrics

	Physical Therapy Revenue Per Patient Visit (1)		Patient Visits (1)		Average Visits Per Clinic Per Day (2)
	2026	2025	2026	2025	2026	2025

First quarter	$106.49	$105.66	1,543,144	1,443,805	31.8	31.2
Second quarter	$107.59	$105.33	1,661,694	1,558,756	33.5	32.7
Third quarter	$110.61	$105.54	1,682,642	1,554,207	33.4	32.2
Fourth quarter		$106.49		1,593,336		32.7
Year or Year-to-date	$108.28	$105.76	4,887,480	6,150,104	32.9	32.2

(1) See definition of the metrics above in the Glossary of Terms.
(2) Excludes home-care visits.

Physical Therapy Locations Roll Forward (1)

	2026	2025
Number of clinics, beginning of period	778	759
Q1 additions	15	14
Q1 closed or sold	(12)	(9)
Number of clinics, end of period	781	764
Q2 additions	4	6
Q2 closed or sold	(4)	(4)
Number of clinics, end of period	781	766
Q3 additions	21	18
Q3 closed or sold	(3)	(7)
Number of clinics, end of period	799	777
Q4 additions		11
Q4 closed or sold		(10)
Number of clinics, end of period	799	778

Year-to-date total additions	40	49
Year-to-date total closed or sold	(19)	(30)

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(1)      See “Glossary of Terms” for the definition

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
(IN THOUSANDS, EXCEPT SHARES AND PER SHARE AMOUNTS)

	September 30, 2026	December 31, 2025
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$38,225	$35,570
Patient accounts receivable, less provision for credit losses of $4,120 and $3,775, respectively	63,215	64,249
Accounts receivable - other	34,174	24,087
Other current assets	19,147	16,084
Total current assets	154,761	139,990
Fixed assets:
Furniture and equipment	75,838	67,891
Leasehold improvements	62,556	58,985
Fixed assets, gross	138,394	126,876
Less accumulated depreciation and amortization	(96,183)	(91,225)
Fixed assets, net	42,211	35,651
Operating lease right-of-use assets	164,361	144,197
Investment in unconsolidated affiliate	12,358	12,275
Goodwill	732,803	692,392
Other identifiable intangible assets, net	180,374	172,861
Other assets	8,873	6,644
Total assets	$1,295,741	$1,204,010
LIABILITIES, REDEEMABLE NON-CONTROLLING INTEREST, USPH SHAREHOLDERS’ EQUITY AND NON-CONTROLLING INTEREST
Current liabilities:
Accounts payable - trade	$5,360	$6,059
Accrued expenses	44,632	49,424
Current portion of operating lease liabilities	44,552	42,134
Current portion of term loan and notes payable	4,415	9,865
Other current liabilities	10,259	31,558
Total current liabilities	109,218	139,040
Notes payable, net of current portion	1,283	417
Revolving facility	72,700	30,500
Term loan, net of current portion and deferred financing costs	167,703	121,677
Deferred taxes	23,931	28,391
Operating lease liabilities, net of current portion	129,283	110,572
Other long-term liabilities	4,240	3,214
Total liabilities	508,358	433,811
Redeemable non-controlling interest - temporary equity	357,306	293,311
Commitments and Contingencies
U.S. Physical Therapy, Inc. ("USPH") shareholders’ equity:
Preferred stock, $.01 par value, 500,000 shares authorized, no shares issued and outstanding	-	-
Common stock, $.01 par value, 20,000,000 shares authorized,
17,532,646 and 17,418,621 shares issued, respectively	175	174
Additional paid-in capital	292,562	285,522
Accumulated other comprehensive gain	1,944	714
Retained earnings	191,254	227,216
Treasury stock at cost, 2,605,083 shares and 2,296,059 shares, respectively	(56,632)	(37,194)
Total USPH shareholders’ equity	429,303	476,432
Non-controlling interest - permanent equity	774	456
Total USPH shareholders' equity and non-controlling interest - permanent equity	430,077	476,888
Total liabilities, redeemable non-controlling interest,
USPH shareholders' equity and non-controlling interest - permanent equity	$1,295,741	$1,204,010

  U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

	Nine Months Ended
	September 30, 2026	September 30, 2025
OPERATING ACTIVITIES
Net income including non-controlling interest	$40,640	$48,830
Adjustments to reconcile net income including non-controlling interest to net cash provided by operating activities:
Depreciation and amortization	18,182	17,756
Provision for credit losses	6,041	5,916
Equity-based awards compensation expense	8,476	6,151
Amortization of debt issuance costs	343	315
Change in deferred income taxes	7,740	11,163
Change in revaluation of put-right liability	404	1,406
Change in fair value of contingent earn-out consideration	3,093	(11,484)
Equity of earnings in unconsolidated affiliate	(1,118)	(1,155)
Loss on sale of clinics and fixed assets	525	420
(Gain) loss on sale of a partnership	(110)	123
Loss on extinguishment of debt	124	-
Changes in operating assets and liabilities:
Patient accounts receivable, net	(3,422)	(13,604)
Accounts receivable - other	(8,566)	3,559
Other current and long term assets	(3,583)	(8,155)
Accounts payable, accrued expenses and other current liabilities	(4,203)	(10,908)
Other long-term liabilities	(664)	(207)
Net cash provided by operating activities	63,902	50,126
INVESTING ACTIVITIES
Purchase of fixed assets	(15,810)	(10,145)
Purchase of majority interest in businesses, net of cash acquired	(36,468)	(15,214)
Purchase of redeemable non-controlling interest, temporary equity	(13,549)	(8,579)
Purchase of non controlling interest, permanent equity	(9,018)	(196)
Proceeds on sale of non-controlling interest, permanent equity	(502)	9
Repayment of notes receivable related to sales of redeemable non-controlling interest	418	387
Proceeds on sale of partnership interest - redeemable non-controlling interest, temporary equity	740	149
Distributions from unconsolidated affiliate	1,036	1,089
Proceeds on sale of partnership interest, clinics and fixed assets	-	700
Other	467	531
Net cash (used in) investing activities	(72,686)	(31,269)
FINANCING ACTIVITIES
Payment of debt issuance costs	(2,214)	-
Proceeds from revolving facility	234,262	146,500
Payments on revolving facility	(192,062)	(131,000)
Distributions to non-controlling interest, permanent and temporary equity	(16,767)	(14,610)
Cash dividends paid to shareholders	(20,735)	(20,520)
Proceeds from term loan	45,625	-
Payments on term loan	(2,969)	(7,500)
Principal payments on notes payable	(672)	(1,994)
Payment for taxes related to net settlement of equity awards	(204)	-
Repurchases of common stock	(19,233)	-
Payment of contingent consideration	(13,592)	-
Other	-	7
Net cash provided by (used in) financing activities	11,439	(29,117)

Net increase (decrease) in cash and cash equivalents	2,655	(10,260)
Cash and cash equivalents - beginning of period	35,570	41,362
Cash and cash equivalents - end of period	$38,225	$31,102
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the period for:
Income taxes	$7,351	$11,809
Interest paid on credit facilities and other notes payable	9,705	7,305
Non-cash investing and financing transactions during the period:
Purchase of businesses - seller financing portion	900	300
Fair market value of initial contingent consideration related to purchase of businesses	100	5,731
Notes payable related to purchase of redeemable non-controlling interest, temporary equity	78	135
Notes payable related to purchase of redeemable non-controlling interest, permanent equity	16	-
Notes receivable related to sale of redeemable non-controlling interest, temporary equity	4,751	2,017
Notes receivable related to the sale of non-controlling interest, permanent equity	527	29
Offset to notes receivable associated with purchase of redeemable non-controlling interest	72	254

U.S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
TO THE MOST DIRECTLY COMPARABLE GAAP MEASURE

The following tables provide details of the basic and diluted earnings per share computation and reconcile net income attributable to USPH shareholders calculated in accordance with GAAP to non-GAAP adjusted EBITDA, non-GAAP adjusted net income and non-GAAP adjusted earnings per share. The tables also provide a reconciliation of additional non-GAAP measures to the most comparable GAAP measure. Management believes providing adjusted EBITDA, adjusted net income and adjusted earnings per share to investors is useful for comparing the Company's period-to-period results as well as for comparing with other similar businesses since most do not have redeemable instruments and therefore have different equity structures. Management uses adjusted EBITDA, adjusted net income and adjusted earnings per share, which eliminate certain items described above that can be subject to volatility and unusual costs, as the principal measures to evaluate and monitor financial performance period over period.

Non-GAAP adjusted EBITDA is defined as net income attributable to USPH shareholders before interest income, interest expense, taxes, depreciation, amortization, change in fair value of contingent earn-out consideration, changes in revaluation of put-right liability, equity-based awards compensation expense, clinic closure costs, business acquisition related costs, costs related to a one-time financial and human resources systems upgrade, gain or loss on sale of a partnership, settlement of a payor dispute, other income and related portions for non-controlling interests, and other non-recurring items as applicable.

Non-GAAP adjusted net income equals net income attributable to USPH shareholders less changes in revaluation of a put-right liability, clinic closure costs, gain or loss on sale of a partnership, changes in fair value of contingent earn-out consideration, business acquisition related costs, costs related to a one-time financial and human resources systems upgrade, settlement of a payor dispute, any allocations to non-controlling interests, all net of taxes, and other non-recurring items as applicable. Non-GAAP adjusted earnings per share also excludes the impact of the revaluation of redeemable non-controlling interest and the associated tax impact.

Adjusted EBITDA, adjusted net income and adjusted earnings per share are not measures of financial performance under GAAP. Adjusted EBITDA, adjusted net income, adjusted earnings per share and other non-GAAP measures should not be considered in isolation or as an alternative to, or substitute for, net income attributable to USPH shareholders presented in the consolidated financial statements.

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
ADJUSTED EBITDA, ADJUSTED NET INCOME, ADJUSTED EARNINGS PER SHARE
AND EARNINGS PER SHARE

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
	(In thousands, except per share data)
Adjusted EBITDA (a non-GAAP measure)
Net income attributable to USPH shareholders	$11,045	$13,138	$25,981	$35,430
Adjustments:
Provision for income taxes	3,974	5,233	10,536	14,026
Depreciation and amortization	6,247	5,832	18,182	17,756
Interest expense, debt and other, net	3,583	2,408	9,587	7,109
Interest income from investments	(24)	(33)	(69)	(85)
Equity-based awards compensation expense	2,997	2,263	8,476	6,151
Change in revaluation of put-right liability	599	663	404	1,406
Loss (gain) on change in fair value of contingent earn-out consideration	104	(5,872)	3,093	(11,484)
Clinic closure costs (1)	(140)	(42)	(202)	269
Business acquisition related recoveries (costs) (2)	(102)	70	654	870
ERP implementation costs (3)	370	664	1,097	885
(Gain) loss on sale of a partnership	(110)	-	(110)	123
Settlement of a payor dispute	500	-	500	-
Loan amendment costs (4)	-	-	288	-
Loss on extinguishment of debt (4)	-	-	124	-
Other income	(161)	(222)	(466)	(344)
Allocation to non-controlling interests	(1,101)	(247)	(3,099)	(1,856)
Adjusted EBITDA	$27,781	$23,855	$74,976	$70,256
Adjusted net income and adjusted earnings per share (non-GAAP measures)
Net income attributable to USPH shareholders	$11,045	$13,138	$25,981	$35,430
Adjustments:
Change in revaluation of put-right liability	599	663	404	1,406
Loss (gain) on change in fair value of contingent earn-out consideration	104	(5,872)	3,093	(11,484)
Clinic closure costs (1)	(140)	(42)	11	269
Business acquisition related recoveries (costs) (2)	(102)	70	654	870
ERP implementation costs (3)	370	664	1,097	885
(Gain) loss on sale of a partnership	(110)	-	(110)	123
Settlement of a payor dispute	500	-	500	-
Loan amendment costs (4)	-	-	288	-
Loss on extinguishment of debt (4)	-	-	124	-
Allocation to non-controlling interest	15	397	(343)	279
Tax effect at statutory rate (federal and state)	(328)	1,053	(1,518)	1,955
Adjusted net income	$11,953	$10,071	$30,181	$29,733
Adjusted earnings per share	$0.80	$0.66	$2.01	$1.96
Earnings per share
Computation of earnings per share - USPH shareholders:
Net income attributable to USPH shareholders	$11,045	$13,138	$25,981	$35,430
Charges to retained earnings:			.
Revaluation of redeemable non-controlling interest	(36,188)	(7,918)	(53,851)	(9,821)
Tax effect at statutory rate (federal and state)	9,608	2,023	14,297	2,509
	$(15,535)	$7,243	$(13,573)	$28,118
(Loss) earnings per share (basic and diluted)	$(1.04)	$0.48	$(0.90)	$1.85
Shares used in computation (basic and diluted)	14,928	15,204	15,052	15,178

(1) Costs associated with clinic closures during the periods presented and, for purposes of adjusted net income, includes accelerated depreciation related to closed clinics.
(2) Certain expenses related to the acquisitions of equity interests in certain partnerships and costs associated with entering into hospital affiliated contracts.
(3) Costs related to a one-time financial and human resources systems upgrade.
(4) Costs related to the amendment of the Company's Credit Agreement.

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
RECONCILIATION OF OTHER NON-GAAP MEASURES TO THE
MOST COMPARABLE GAAP MEASURES

	Three Months Ended September 30, 2026
	Segment information - Physical Therapy Operations				Corporate
	Salaries and related (5)		Gross Profit		Corporate Costs
	Amount	As a % of Net Revenue	Amount	As a % of Net Revenue	Amount	As a % of Net Revenue
	(in thousands, except percentages)
Reported (GAAP)	$109,175	58.2%	$35,799	18.9%	$17,827	8.0%
Adjustments
Clinic closure costs (1)			(140)	(0.1)%
Metro incentive costs (2)	(449)	(0.2)%	449	0.2%
Business acquisition related recoveries(3)					102	*
ERP implementation costs (4)					(370)	(0.2)%
Settlement of a payor dispute					(500)	(0.2)%
Adjusted (Non-GAAP)	$108,726	58.0%	$36,108	19.1%	$17,059	7.7%

	Three Months Ended September 30, 2025
	Segment information - Physical Therapy Operations				Corporate
	Salaries and related (5)		Gross Profit		Corporate Costs
	Amount	As a % of Net Revenue	Amount	As a % of Net Revenue	Amount	As a % of Net Revenue
Reported (GAAP)	$96,470	58.2%	$31,193	18.6%	$17,414	8.8%
Adjustments
Clinic closure costs (1)			(42)	*
Metro incentive costs (2)	8	*	(8)	*
Business acquisition related costs(3)					(70)	*
ERP implementation costs (4)					(664)	(0.3)%
Adjusted (Non-GAAP)	$96,478	58.2%	$31,143	18.5%	$16,680	8.5%

_______________________________________
(1) Costs that are associated with closed clinics (owned).
(2) Certain earnout bonuses and incentive costs related to Metro.
(3) Certain expenses related to the acquisitions of equity interests in certain partnerships and costs associated with entering into hospital affiliated contracts.
(4) Costs related to a one-time financial and human resources systems upgrade.
(5) Excludes revenues and costs related to management contracts.
* Not meaningful

U.S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
RECONCILIATION OF OTHER NON-GAAP MEASURES TO THE
MOST COMPARABLE GAAP MEASURES

	Nine Months Ended September 30, 2026
	Segment information - Physical Therapy Operations				Corporate
	Salaries and related (6)		Gross Profit		Corporate Costs
	Amount	As a % of Net Revenue	Amount	As a % of Net Revenue	Amount	As a % of Net Revenue
	(in thousands, except percentages)
Reported (GAAP)	$313,063	58.6%	$97,767	18.1%	$55,106	8.7%
Adjustments
Clinic closure costs (1)			11	*
Metro incentive costs (2)	(1,525)	(0.3)%	1,525	0.3%
Business acquisition related costs(3)			107	*	(547)	(0.1)%
ERP implementation costs (4)					(1,097)	(0.2)%
Amended credit facility costs (5)					(288)	*
Settlement of dispute					(500)	(0.1)%
Adjusted (Non-GAAP)	$311,538	58.4%	$99,410	18.4%	$52,674	8.3%

	Nine Months Ended September 30, 2025
	Segment information - Physical Therapy Operations				Corporate
	Salaries and related (6)		Gross Profit		Corporate Costs
	Amount	As a % of Net Revenue	Amount	As a % of Net Revenue	Amount	As a % of Net Revenue
	(in thousands, except percentages)
Reported (GAAP)	$282,146	58.1%	$92,877	18.8%	$51,135	8.8%
Adjustments
Clinic closure costs (1)			269	0.1%
Metro incentive costs (2)	(286)	(0.1)%	286	0.1%
Business acquisition related costs(3)	(367)	(0.1)%	367	0.1%	(503)	(0.1)%
ERP implementation costs (4)					(885)	(0.2)%
Adjusted (Non-GAAP)	$281,493	58.0%	$93,799	19.0%	$49,748	8.6%

____________________________________
(1) These are costs incurred during the period that are associated with closed clinics (owned).
(2) Certain earnout bonuses and incentive costs related to Metro.
(3) Certain expenses related to the acquisitions of equity interests in certain partnerships and includes costs associated with entering into hospital affiliated contracts.
(4) Costs related to a one-time financial and human resources systems upgrade.
(5) Certain fees expensed when entering into the Fourth Amended Credit Facility.
(6) Excludes revenues and costs related to management contracts.
* Not meaningful